UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): May 24, 2005


                             THE ART BOUTIQUE, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Wyoming
                              -------------------
                 (State or other jurisdiction of incorporation)



          000-32099                                          83-0269496
- ---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

                    Rooms 1203-8, 12 Floor, Hang Seng Bldg.
                    77 Des Voeux Road Central, 1 Hong Kong
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: None



Total number of pages in this document:   6
                                        ----


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................3

SECTION 7. REGULATION FD .....................................................4

SECTION 8. OTHER EVENTS ......................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................4

SIGNATURES....................................................................4

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On 24th May 2005, The Art Boutique, Inc., a Wyoming corporation (the "Company") and its wholly-owned subsidiary Key Chance International Limited, a corporation incorporated under the laws of the British Virgin Islands ("Key Chance"), entered into a stock exchange agreement (the "Agreement") with Mr. Choy Kwok Fai (the "Seller") relating to the purchase by Key Chance of 80% of the outstanding capital stock of Micronesian Resort Inc., a corporation existing under the laws of the British Virgin Islands ("MRI"), held by the Seller. MRI is the lessee of a piece of property in the Republic of Palau under a lease agreement dated 25th April 2005 for the grant of a lease of such property to MRI.
Pursuant to the Agreement, Key Chance is obligated to deliver to the Seller 25,000,000 shares of the Company's Common Stock at closing of the transactions contemplated by the Agreement ("Closing"). The Company will issue such shares on behalf of Key Chance as a capital contribution to Key Chance. Closing is subject to various conditions including the satisfaction of a due diligence review conducted by the Company and Key Chance in relation to the assets, liabilities, operations and affairs of MRI. At Closing the Seller will obtain a controlling interest in the Company. From and after Closing, the Company will indirectly control MRI and will commence to develop the property into a resort hotel.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.

                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]

                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Statements included in this press release, which are not historical in nature, are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks, uncertainties and other factors, including without limitation to economic and political factors and regulatory matters, that could cause the actual outcome to differ materially from those projected or suggested in the forward looking statements. The Company disclaims any obligation to update any such factors or to publicly announce results of any revisions to the forward-looking statements contained herein to reflect future events or developments. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualifications under the securities laws of any such state.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits -    10.1 Stock Exchange Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             THE ART BOUTIQUE, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: May 24, 2005

                                  /s/Ronald Lui
             ------------------------------------------------------
                            Ronald Lui, CEO/Secretary